UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 16, 2007
Date of report (Date of earliest event reported)
STONE ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12074	72-1235413

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road Lafayette, Louisiana	70508

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (337) 237-0410
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01 Other Events.
     On or around November 30, 2005, George Porch filed a putative class action in the United States District Court for the Western District of Louisiana (the “Federal Court”) against Stone Energy Corporation (“Stone” or the “Company”), David Welch, Kenneth Beer, D. Peter Canty and James Prince purporting to allege violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934. Three similar complaints were filed soon thereafter. All complaints asserted a putative class period commencing on June 17, 2005 and ending on October 6, 2005. All complaints contended that, during the putative class period, defendants, among other things, misstated or failed to disclose that (i) Stone had materially overstated Stone’s financial results by overvaluing its oil reserves through improper and aggressive reserve methodologies; (ii) the Company lacked adequate internal controls and was therefore unable to ascertain its true financial condition; and (iii) as a result of the foregoing, the values of the Company’s proved reserves, assets and future net cash flows were materially overstated at all relevant times. On March 17, 2006, these purported class actions were consolidated, with El Paso Fireman & Policeman’s Pension Fund designated as Lead Plaintiff. Lead Plaintiff filed a consolidated class action complaint on or about June 14, 2006. The consolidated complaint alleges violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 similar to those described above and expands the putative class period to commence on May 2, 2001 and to end on March 10, 2006. On September 13, 2006, Stone and the individual defendants filed motions seeking dismissal of that consolidated complaint (“Motions to Dismiss”).
     On August 17, 2007, a Federal Magistrate Judge issued a report and recommendation (the “Report”) recommending that the Federal Court grant in part and deny in part the Motions to Dismiss. The Report recommends that (i) the claims asserted against defendants Kenneth Beer and James Prince pursuant to Section 10(b) of the Securities Exchange Act and Rule 10b-5 promulgated thereunder and (ii) claims asserted on behalf of putative class members who sold their Company shares prior to October 6, 2005 be dismissed and that the Motions to Dismiss be denied with respect to the other claims against Stone and the individual defendants. Under applicable law, the parties may file with the Federal Court objections to all or portions of the proposed factual findings and legal conclusions set forth in the Report. The Federal Court will then determine whether to accept, reject or modify the Federal Magistrate Judge’s recommendations. While the Company agrees with the recommendations of the Report to dismiss certain claims, the Company intends to file objections to the recommendations of denial of the Motion to Dismiss other claims.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION
Date: August 21, 2007	By:	/s/ J. Kent Pierret
J. Kent Pierret
Senior Vice President, Chief Accounting Officer and Treasurer